UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2016

ExamWorks Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.

Suite 2625

Atlanta, GA 30305

(Address of principal executive offices, including zip code)

(404) 952-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 16, 2015, ExamWorks Group, Inc. (“ExamWorks” or the “Company”) issued $500.0 million in aggregate principal amount of 5.625% senior notes due 2023 (the “Notes”) pursuant to an effective shelf registration statement on Form S-3 (File No. 333-203274) filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2015.

The terms of the Notes are governed by an indenture, dated as of April 16, 2015 (the “Base Indenture”), among the Company, certain subsidiary guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of April 16, 2015 (together with the Base Indenture, as supplemented to date, the “Indenture”). Pursuant to the terms of the Indenture, the Company may redeem some or all of the Notes at any time prior to April 15, 2018 at a redemption price equal to 100% of the principal amount of the Notes, plus a make whole premium described in the Indenture, plus accrued and unpaid interest.

On June 24, 2016, the Company announced the conditional redemption all of the Notes on July 26, 2016 (the “Redemption Date”) at a redemption price equal to 100% of the principal amount of the Notes, plus a make whole premium described in the Indenture, plus accrued and unpaid interest thereon, to, but excluding, the Redemption Date (the “Redemption”). The Redemption is conditioned upon (i) the closing of the merger of Gold Merger Co, Inc., a Delaware corporation (“Merger Sub”), with and into the Company pursuant to the previously announced Agreement and Plan of Merger, dated as of April 26, 2016, among ExamWorks, Gold Parent, L.P., a Delaware limited partnership (“Parent”) and Merger Sub, an indirect wholly owned subsidiary of Parent (the “Merger Condition”) and (ii) the delivery of written notice to the Trustee by the Company stating (a) that the Merger Condition has been satisfied and (b) the amount of the Redemption. In its sole discretion, the Company may waive all or any of the foregoing conditions.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosures set forth under Item 2.03 are incorporated by reference into this Item 2.04.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosures set forth under Item 2.03 are incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

On June 24, 2016, the Company issued a press release announcing the Redemption, in accordance with the Indenture, conditioned on the closing of the merger of Merger Sub, with and into the Company pursuant to the previously announced Agreement and Plan of Merger, dated as of April 26, 2016, among ExamWorks, Parent and Merger Sub, an indirect wholly owned subsidiary of Parent.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Important Additional Information

In connection with the proposed merger, ExamWorks has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A filed with the SEC on June 23, 2016. ExamWorks has distributed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT EXAMWORKS HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials, and any and all documents filed by ExamWorks with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by ExamWorks via ExamWorks Investor Relations section of its website at www.examworks.com or by contacting Investor Relations by directing a request to ExamWorks, Attention: Investor Relations, 3280 Peachtree Road, Suite 2625, Atlanta, Georgia, 30305, or by calling 404-952-2400.

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. ExamWorks, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of ExamWorks in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ExamWorks stockholders in connection with the proposed merger, and any interest they have in the proposed merger, are set forth in the definitive proxy statement filed with the SEC on June 23, 2016. Additional information regarding these individuals is set forth in ExamWorks proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on March 25, 2015, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 26, 2016 and amended by the Amendment to Annual Report on From 10-K/A, which was filed with the SEC on April 29, 2016. These documents (when available) may be obtained for free at the SEC’s website at www.sec.gov, and via ExamWorks Investor Relations section of its website at www.examworks.com

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expression. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) ExamWorks may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including the obtaining of required regulatory approvals, may not be satisfied; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ExamWorks may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ExamWorks may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; (11) the risks described from time to time in ExamWorks’ reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of ExamWorks’ filings with the SEC; and (12) general industry and economic conditions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, ExamWorks undertakes no obligation to update forward-looking statements to reflect new information, events or circumstances arising after such date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by ExamWorks Group, Inc. on June 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: June 29, 2016	By:	/s/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Chief Financial Officer and Senior Executive Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued by ExamWorks Group, Inc. on June 24, 2016.